                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

        I hereby constitute and appoint Michael Palumbo, Edward Bastian and Todd Helvie, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of shares of Common Stock, par value $1.50 per share, of Delta in connection with the Delta 2004 Employee Stock Option Plan and the Delta 2004 Pilots Stock Option Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under any state "Blue Sky" or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

        IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of December, 2004.

                                          /s/ Gerald Grinstein
                                          ------------------------------------
                                          Gerald Grinstein
                                          Director and Chief Executive Officer
                                          Delta Air Lines, Inc.

                                POWER OF ATTORNEY

        I hereby constitute and appoint Gerald Grinstein, Michael Palumbo, Edward Bastian and Todd Helvie, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of shares of Common Stock, par value $1.50 per share, of Delta in connection with the Delta 2004 Employee Stock Option Plan and the Delta 2004 Pilots Stock Option Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under any state "Blue Sky" or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

        IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of December, 2004.

                                          /s/ Edward H. Budd
                                          -------------------------------------
                                          Edward H. Budd
                                          Director
                                          Delta Air Lines, Inc.

                                POWER OF ATTORNEY

        I hereby constitute and appoint Gerald Grinstein, Michael Palumbo, Edward Bastian and Todd Helvie, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of shares of Common Stock, par value $1.50 per share, of Delta in connection with the Delta 2004 Employee Stock Option Plan and the Delta 2004 Pilots Stock Option Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under any state "Blue Sky" or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

        IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of December, 2004.

                                          /s/ David R. Goode
                                          ------------------------------------
                                          David R. Goode
                                          Director
                                          Delta Air Lines, Inc.

                                POWER OF ATTORNEY

        I hereby constitute and appoint Gerald Grinstein, Michael Palumbo, Edward Bastian and Todd Helvie, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of shares of Common Stock, par value $1.50 per share, of Delta in connection with the Delta 2004 Employee Stock Option Plan and the Delta 2004 Pilots Stock Option Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under any state "Blue Sky" or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

        IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of December, 2004.

                                           /s/ Karl J. Krapek
                                           ----------------------------------
                                           Karl J. Krapek
                                           Director
                                           Delta Air Lines, Inc.

                                POWER OF ATTORNEY

        I hereby constitute and appoint Gerald Grinstein, Michael Palumbo, Edward Bastian and Todd Helvie, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of shares of Common Stock, par value $1.50 per share, of Delta in connection with the Delta 2004 Employee Stock Option Plan and the Delta 2004 Pilots Stock Option Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under any state "Blue Sky" or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of December, 2004.

                                          /s/ Paula Rosput Reynolds
                                          ------------------------------------
                                          Paula Rosput Reynolds
                                          Director
                                          Delta Air Lines, Inc.

                                POWER OF ATTORNEY

        I hereby constitute and appoint Gerald Grinstein, Michael Palumbo, Edward Bastian and Todd Helvie, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of shares of Common Stock, par value $1.50 per share, of Delta in connection with the Delta 2004 Employee Stock Option Plan and the Delta 2004 Pilots Stock Option Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under any state "Blue Sky" or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

        IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of December, 2004.

                                          /s/ John F. Smith, Jr.
                                          --------------------------------------
                                          John F. Smith, Jr.
                                          Chairman of the Board
                                          Delta Air Lines, Inc.

                                POWER OF ATTORNEY

        I hereby constitute and appoint Gerald Grinstein, Michael Palumbo, Edward Bastian and Todd Helvie, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of shares of Common Stock, par value $1.50 per share, of Delta in connection with the Delta 2004 Employee Stock Option Plan and the Delta 2004 Pilots Stock Option Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under any state "Blue Sky" or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

        IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of December, 2004.

                                          /s/ Joan E. Spero
                                          -------------------------------------
                                          Joan E. Spero
                                          Director
                                          Delta Air Lines, Inc.

                                POWER OF ATTORNEY

        I hereby constitute and appoint Gerald Grinstein, Michael Palumbo, Edward Bastian and Todd Helvie, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of shares of Common Stock, par value $1.50 per share, of Delta in connection with the Delta 2004 Employee Stock Option Plan and the Delta 2004 Pilots Stock Option Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under any state "Blue Sky" or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

        IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of December, 2004.

                                          /s/ Larry D. Thompson
                                          ------------------------------------
                                          Larry D. Thompson
                                          Director
                                          Delta Air Lines, Inc.

                                POWER OF ATTORNEY

        I hereby constitute and appoint Gerald Grinstein, Michael Palumbo, Edward Bastian and Todd Helvie, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of shares of Common Stock, par value $1.50 per share, of Delta in connection with the Delta 2004 Employee Stock Option Plan and the Delta 2004 Pilots Stock Option Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under any state "Blue Sky" or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

        IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of December, 2004.

                                           /s/ Kenneth B. Woodrow
                                           -------------------------------------
                                           Kenneth B. Woodrow
                                           Director
                                           Delta Air Lines, Inc.